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              SUPPLEMENT DATED MAY 28, 2003 TO BE ATTACHED TO THE
                       KEYNOTE SERIES ACCOUNT PROSPECTUS
                               DATED MAY 1, 2003

     Effective May 28, 2003, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Value & Income Portfolio with Asset Management Group. As a result, all Value & Income Portfolio assets will be managed by Alliance Capital Management, L.P. under the existing Investment Subadvisor Agreement relating to the Portfolio.

Form No. 13443SL (5/2003)                                               33-19836
                                                                        811-5457